UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/28/2017

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Principal Amount	Value
Corporate Loans—0.3%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	$45,825	$46,326
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[1]	54,038	50,660
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[1]	64,347	64,803
Total Corporate Loans (Cost $162,097)		161,789
Corporate Bonds and Notes—91.0%
Consumer Discretionary—18.3%
Auto Components—1.0%
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[2]	110,000	117,150
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[2]	95,000	96,187
Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26	60,000	61,350
5.125% Sr. Unsec. Nts., 11/15/23	45,000	46,935
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.375% Sr. Sec. Nts., 12/15/23[2]	40,000	42,900
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	75,000	81,405
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	45,000	45,225
		491,152
Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	144,946
Hotels, Restaurants & Leisure—5.1%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]	110,000	114,983
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26	65,000	65,325
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26	75,000	81,281
6.875% Sr. Unsec. Nts., 5/15/23	70,000	75,862
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	71,256
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	85,000	89,887
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	105,000	109,856
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[2]	20,000	20,350
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sec. Nts., 3/15/19[2]	150,000	157,875
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[2]	45,000	44,730
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations
Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[2]	110,000	116,600
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[2]	195,000	211,575

1 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25% Sr. Unsec. Nts., 6/1/26[2]	$90,000	$93,263
Landry’s, Inc., 6.75% Sr. Unsec. Nts., 10/15/24[2]	225,000	234,563
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[2]	90,000	91,350
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[2]	110,000	116,600
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	114,712
6.625% Sr. Unsec. Nts., 12/15/21	45,000	50,344
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[2]	65,000	66,874
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[2]	105,000	105,919
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[2]	50,000	49,875
Scientific Games International, Inc., 10% Sr. Unsec. Nts., 12/1/22	145,000	154,425
Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[2]	45,000	47,138
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[2]	45,000	45,563
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[2]	130,000	136,337
		2,466,543
Household Durables—1.9%
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[2]	90,000	94,500
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[2]	110,000	120,313
Beazer Homes USA, Inc.:
7.25% Sr. Unsec. Nts., 2/1/23	70,000	71,925
8.75% Sr. Unsec. Nts., 3/15/22[2]	70,000	76,117
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	100,000	108,750
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	105,000	116,287
PulteGroup, Inc.:
5.50% Sr. Unsec. Nts., 3/1/26	65,000	67,681
6.00% Sr. Unsec. Nts., 2/15/35	10,000	9,900
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[2]	20,000	20,850
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[2]	90,000	95,175
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	55,000	56,031
William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25[2]	89,000	89,334
		926,863
Media—8.0%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[2]	115,000	120,606
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]	275,000	296,312
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	70,000	72,712
5.875% Sr. Sub. Nts., 11/15/26[2]	65,000	66,646
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[2]	20,000	21,202

2 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Media (Continued)
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[2]	$90,000	$96,525
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	215,000	222,122
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	46,350
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	205,000	213,327
Series B, 7.625% Sr. Sub. Nts., 3/15/20	140,000	141,575
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[2]	205,000	218,915
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	95,000	95,831
5.50% Sr. Unsec. Nts., 4/15/27[2]	70,000	72,188
10.875% Sr. Unsec. Nts., 10/15/25[2]	75,000	90,563
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	260,000	278,525
7.75% Sr. Unsec. Nts., 7/1/26	35,000	41,213
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[2]	70,000	69,300
5.875% Sr. Unsec. Nts., 7/15/26[2]	215,000	218,563
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	75,000	65,821
Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[2]	175,000	180,906
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[2]	45,000	43,763
Nexstar Broadcasting, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[2]	120,000	123,000
6.125% Sr. Unsec. Nts., 2/15/22[2]	70,000	73,587
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[2]	225,000	234,281
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[2]	75,000	77,344
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[2]	95,000	97,138
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[2]	70,000	72,012
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	51,313
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[2]	20,000	20,075
5.125% Sr. Sec. Nts., 2/15/25[2]	185,000	183,150
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[2]	65,000	66,780
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[2]	225,000	228,375
		3,900,020
Multiline Retail—0.3%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	115,000	122,188
Specialty Retail—1.2%
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	67,762
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[2]	125,000	127,969
6.75% Sr. Unsec. Nts., 3/15/21[2]	115,000	118,738
Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[2]	50,000	44,875

3 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail (Continued)
L Brands, Inc., 6.875% Sr. Unsec. Nts., 11/1/35	$125,000	$120,781
PetSmart, Inc., 7.125% Sr. Unsec. Nts., 3/15/23[2]	115,000	113,131
		593,256
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[2]	40,000	39,850
4.875% Sr. Unsec. Nts., 5/15/26[2]	45,000	44,775
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	30,000	30,525
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	134,875
		250,025
Consumer Staples—4.8%
Food & Staples Retailing—1.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./
Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[2]	65,000	68,900
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[2]	55,000	46,063
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	46,687
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	65,000	64,187
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	31,984
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[2]	45,000	46,800
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[2]	110,000	116,974
Simmons Foods, Inc., 7.875% Sec. Nts., 10/1/21[2]	85,000	89,675
SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	65,000	65,163
7.75% Sr. Unsec. Nts., 11/15/22	50,000	49,625
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[2]	10,000	10,550
		636,608
Food Products—2.1%
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[2]	140,000	146,300
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[2]	45,000	46,125
JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[2]	110,000	114,125
Kernel Holding SA, 8.75% Sr. Unsec. Nts., 1/31/22[2]	230,000	237,475
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]	135,000	134,123
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[2]	115,000	118,737
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	85,000	89,888
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	115,000	125,781
		1,012,554
Household Products—0.2%
Kronos Acquisition Holdings, Inc., 9% Sr. Unsec. Nts., 8/15/23[2]	55,000	56,306
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	25,000	26,728
		83,034

4 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Personal Products—0.8%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[2]	$205,000	$218,302
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,456
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	110,000	111,375
6.25% Sr. Unsec. Nts., 8/1/24	45,000	46,350
		386,483
Tobacco—0.4%
Vector Group Ltd., 6.125% Sr. Sec. Nts., 2/1/25[2]	195,000	201,337
Energy—18.2%
Energy Equipment & Services—2.8%
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[2]	50,000	52,250
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	55,000	48,950
McDermott International, Inc., 8% Sec. Nts., 5/1/21[2]	135,000	140,063
Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	65,000	63,375
Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	135,000	125,550
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	115,000	107,956
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	145,000	150,800
Transocean, Inc., 9% Sr. Unsec. Nts., 7/15/23[2]	170,000	184,450
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[2]	30,000	30,975
Ukreximbank Via Biz Finance plc, 9.625% Sr. Unsec. Nts., 4/27/22	200,000	201,286
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	170,000	170,425
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24[2]	102,000	118,320
		1,394,400
Oil, Gas & Consumable Fuels—15.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24[2]	85,000	90,313
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6% Sr. Unsec. Nts., 2/15/25[2,3]	210,000	216,038
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[2]	140,000	128,790
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	105,000	104,737
7.625% Sr. Unsec. Nts., 10/1/19	240,000	240,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[2]	50,000	51,125
Bukit Makmur Mandiri Utama PT, 7.75% Sr. Unsec. Nts., 2/13/22[2]	220,000	225,666
California Resources Corp., 8% Sec. Nts., 12/15/22[2]	252,000	215,145
Calumet Specialty Products Partners LP/Calumet Finance Corp., 6.50% Sr. Unsec. Nts., 4/15/21	150,000	130,917
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	220,000	223,850

5 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cheniere Corpus Christi Holdings LLC:
5.875% Sr. Sec. Nts., 3/31/25[2]	$105,000	$111,563
7.00% Sr. Sec. Nts., 6/30/24[2]	155,000	174,375
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	105,000	102,112
8.00% Sec. Nts., 12/15/22[2]	192,000	203,760
8.00% Sr. Unsec. Nts., 1/15/25[2]	65,000	64,837
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[2]	5,000	5,175
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12% Sec. Nts., 11/1/21	125,000	136,875
CONSOL Energy, Inc.:
5.875% Sr. Unsec. Nts., 4/15/22	235,000	230,300
8.00% Sr. Unsec. Nts., 4/1/23	110,000	115,225
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	45,000	46,012
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	120,000	121,800
Denbury Resources, Inc.:
6.375% Sr. Sub. Nts., 8/15/21	235,000	210,912
9.00% Sec. Nts., 5/15/21[2]	85,000	92,013
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	75,000	81,000
EP Energy LLC/Everest Acquisition Finance, Inc.:
8.00% Sr. Sec. Nts., 11/29/24[2]	115,000	122,475
8.00% Sec. Nts., 2/15/25[2]	88,000	85,910
9.375% Sr. Unsec. Nts., 5/1/20	55,000	54,037
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[2]	100,000	108,329
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	50,000	51,000
6.00% Sr. Unsec. Nts., 5/15/23	70,000	71,225
Gulfport Energy Corp., 6% Sr. Unsec. Nts., 10/15/24[2]	150,000	150,000
Halcon Resources Corp.:
6.75% Sr. Unsec. Nts., 2/15/25[2]	85,000	84,363
12.00% Sec. Nts., 2/15/22[2]	17,000	20,060
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	158,000	150,495
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	70,000	73,150
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[2]	115,000	117,616
6.50% Sec. Nts., 1/15/25[2]	45,000	44,100
7.00% Sr. Unsec. Nts., 3/31/24[2]	120,000	108,600
Murphy Oil Corp.:
4.70% Sr. Unsec. Nts., 12/1/22	65,000	64,025
6.875% Sr. Unsec. Nts., 8/15/24	60,000	64,380
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[2]	165,000	130,350
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	45,000	48,375
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25[2]	110,000	110,000
7.50% Sr. Unsec. Nts., 11/1/23[2]	75,000	79,313

6 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22	$95,000	$97,375
6.875% Sr. Unsec. Nts., 1/15/23	135,000	137,531
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	167,125
PBF Holding Co. LLC/PBF Finance Corp., 7% Sr. Sec. Nts., 11/15/23	225,000	227,250
Peabody Energy Corp.:
6.00% Sr. Unsec. Nts., 11/15/18	95,000	42,512
10.00% Sec. Nts., 3/15/22[2]	175,000	126,000
Peabody Securities Finance Corp.:
6.00% Sr. Sec. Nts., 3/31/22[2]	45,000	46,013
6.375% Sr. Sec. Nts., 3/31/25[2]	45,000	46,013
Petrobras Global Finance BV:
6.125% Sr. Unsec. Nts., 1/17/22	35,000	36,050
8.375% Sr. Unsec. Nts., 5/23/21	240,000	268,488
8.75% Sr. Unsec. Nts., 5/23/26	125,000	142,438
Rain CII Carbon LLC/CII Carbon Corp., 8% Sec. Nts., 12/1/18[2]	120,000	120,150
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20	115,000	117,731
Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23	45,000	44,100
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	90,000	86,850
7.75% Sr. Unsec. Nts., 6/15/21	50,000	51,500
SemGroup Corp., 7.50% Sr. Unsec. Nts., 6/15/21	40,000	42,000
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	105,000	104,212
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	45,000	45,900
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23	90,000	91,575
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[2]	45,000	45,675
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25[2]	110,000	108,900
WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	100,000	112,875
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]	100,000	98,181
		7,466,787
Financials—8.8%
Capital Markets—2.8%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	93,450
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[2]	165,000	170,676
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[2]	115,000	121,900
10.75% Sr. Unsec. Nts., 9/1/24[2]	70,000	74,550
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	125,000	122,187
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21[2]	105,000	112,744

7 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[2]	$135,000	$138,291
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[2]	120,000	120,300
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[2]	45,000	48,600
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[2]	45,000	49,444
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[2]	35,000	35,886
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[2]	55,000	56,787
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	156,356
8.25% Sr. Unsec. Nts., 12/15/20	45,000	49,556
		1,350,727
Commercial Banks—1.5%
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% Jr. Sub. Perpetual Bonds[1,2,5]	40,000	43,338
BankAmerica Capital III, 1.593% Jr. Sub. Nts., 1/15/27[1]	35,000	31,806
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[2]	110,000	118,250
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[2]	215,000	205,179
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[2]	95,000	98,800
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	225,000	233,001
		730,374
Consumer Finance—1.3%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[2]	110,000	102,850
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	115,000	119,888
5.75% Sub. Nts., 11/20/25	100,000	106,000
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	298,856
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,900
		648,494
Diversified Financial Services—0.2%
Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[2]	85,000	88,825
Insurance—0.3%
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[2]	140,000	148,547
Real Estate Investment Trusts (REITs)—1.8%
Communications Sales & Leasing, Inc./CSL Capital LLC:
7.125% Sr. Unsec. Nts., 12/15/24[2]	65,000	67,113
8.25% Sr. Unsec. Nts., 10/15/23	115,000	125,206

8 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs) (Continued)
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	$70,000	$72,275
Equinix, Inc., 5.875% Sr. Unsec. Nts., 1/15/26	90,000	96,356
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[2]	90,000	90,000
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18	55,000	55,619
5.00% Sr. Unsec. Nts., 7/1/19	80,000	81,700
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	55,000	59,331
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	65,000	69,712
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	90,000	94,950
Starwood Property Trust, Inc., 5% Sr. Unsec. Nts., 12/15/21[2]	65,000	67,681
		879,943
Real Estate Management & Development—0.7%
Mattamy Group Corp.:
6.50% Sr. Unsec. Nts., 11/15/20[2]	85,000	87,763
6.875% Sr. Unsec. Nts., 12/15/23[2]	40,000	42,000
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[2]	110,000	108,900
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[2]	90,000	92,025
		330,688
Thrifts & Mortgage Finance—0.2%
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[2]	115,000	113,850
Health Care—7.4%
Health Care Equipment & Supplies—0.3%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[2]	70,000	62,300
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[2]	45,000	47,250
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[2]	45,000	48,544
		158,094
Health Care Providers & Services—4.7%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	55,000	57,475
6.50% Sr. Unsec. Nts., 3/1/24	20,000	21,300
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	145,775
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,750
CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21	300,000	296,250
7.125% Sr. Unsec. Nts., 7/15/20	285,000	269,325
8.00% Sr. Unsec. Nts., 11/15/19	80,000	78,600

9 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24	$120,000	$122,700
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[2]	55,000	56,581
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	75,000	62,437
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	167,800
7.50% Sr. Unsec. Nts., 2/15/22	135,000	156,094
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	138,375
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	250,000	245,625
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	45,000	41,738
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	96,069
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	115,000	114,281
7.50% Sec. Nts., 1/1/22[2]	45,000	48,825
8.125% Sr. Unsec. Nts., 4/1/22	70,000	73,850
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	40,450
		2,255,300
Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc., 4.875% Sr. Unsec. Nts., 5/15/23[2]	88,000	90,970
Pharmaceuticals—2.2%
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[2]	85,000	33,575
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[2]	45,000	40,050
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[2]	70,000	64,750
6.00% Sr. Unsec. Nts., 2/1/25[2]	110,000	98,863
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[2]	20,000	20,150
5.50% Sr. Unsec. Nts., 4/15/25[2]	60,000	56,100
5.75% Sr. Unsec. Nts., 8/1/22[2]	85,000	83,725
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[2]	30,000	31,950
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[2]	45,000	40,500
5.50% Sr. Unsec. Nts., 3/1/23[2]	120,000	97,350
5.875% Sr. Unsec. Nts., 5/15/23[2]	110,000	89,031
6.125% Sr. Unsec. Nts., 4/15/25[2]	120,000	96,750
6.75% Sr. Unsec. Nts., 8/15/21[2]	95,000	86,212
7.25% Sr. Unsec. Nts., 7/15/22[2]	115,000	104,075
7.50% Sr. Unsec. Nts., 7/15/21[2]	155,000	142,891
		1,085,972
Industrials—9.1%
Aerospace & Defense—1.3%
Bombardier, Inc., 8.75% Sr. Unsec. Nts., 12/1/21[2]	225,000	249,750
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[2]	5,000	4,962

10 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	$110,000	$112,613
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[2]	110,000	111,375
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	137,750
		616,450
Air Freight & Couriers—0.3%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[2]	125,000	111,875
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[2]	20,000	21,075
		132,950
Airlines—0.3%
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[2]	30,000	30,600
5.50% Sr. Unsec. Nts., 10/1/19[2]	115,000	119,887
		150,487
Building Products—0.7%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[2]	230,000	227,125
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[2]	125,000	129,113
		356,238
Commercial Services & Supplies—1.7%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[2]	40,000	40,600
Advanced Disposal Services, Inc., 5.625% Sr. Unsec. Nts., 11/15/24[2]	10,000	10,250
APX Group, Inc., 8.75% Sr. Unsec. Nts., 12/1/20	95,000	98,800
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[2,6]	25,000	26,156
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[2]	30,000	25,650
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	110,000	112,613
Covanta Holding Corp., 5.875% Sr. Unsec. Nts., 3/1/24	140,000	142,450
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	125,000	125,000
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	118,800
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	120,000	115,710
		816,029
Construction & Engineering—0.2%
Globe Luxembourg SCA, 9.625% Sr. Sec. Nts., 5/1/18[2]	115,000	118,450
Electrical Equipment—0.2%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	105,000	111,169
Industrial Conglomerates—0.4%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[2]	45,000	48,994
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	125,000	128,125
		177,119

11 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery—1.7%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[2]	$45,000	$45,900
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[2]	177,000	179,655
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	88,081
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24[2]	110,000	114,538
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	145,000	150,437
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	115,000	116,725
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[2]	20,000	20,550
Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21	95,000	96,188
		812,074
Professional Services—0.3%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	151,706
Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[2]	100,000	96,125
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[2]	45,000	49,162
Hertz Corp. (The), 5.50% Sr. Unsec. Nts., 10/15/24[2]	55,000	49,913
		195,200
Trading Companies & Distributors—1.3%
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	25,000	26,406
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[2]	25,000	26,312
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	75,000	78,844
HD Supply, Inc., 5.75% Sr. Unsec. Nts., 4/15/24[2]	45,000	47,700
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[2]	70,000	75,950
7.75% Sec. Nts., 6/1/24[2]	40,000	44,200
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[2]	80,000	85,400
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	110,000	113,329
5.875% Sr. Unsec. Nts., 9/15/26	115,000	121,325
		619,466
Transportation Infrastructure—0.3%
Agile Group Holdings Ltd., 9% Sr. Unsec. Nts., 5/21/20	150,000	164,751
Information Technology—5.0%
Communications Equipment—0.7%
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[2]	50,000	53,750
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	125,000	130,625
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[2]	40,000	40,821
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[2]	70,000	75,075
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	25,000	25,655
		325,926

12 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Electronic Equipment, Instruments, & Components—0.1%
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	$35,000	$36,137
Internet Software & Services—0.2%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[2]	115,000	121,469
IT Services—1.7%
Conduent Finance, Inc./Xerox Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[2]	150,000	171,563
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[2]	115,000	117,873
5.75% Sec. Nts., 1/15/24[2]	70,000	72,800
7.00% Sr. Unsec. Nts., 12/1/23[2]	185,000	199,337
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[2]	160,000	162,000
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[2]	120,000	122,400
		845,973
Semiconductors & Semiconductor Equipment—0.5%
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[2]	55,000	55,756
5.50% Sr. Unsec. Nts., 2/1/25	35,000	36,312
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[2]	115,000	122,656
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[2]	25,000	26,219
		240,943
Software—1.4%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	115,000	117,300
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[2]	60,000	63,495
7.125% Sr. Unsec. Nts., 6/15/24[2]	65,000	71,855
Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[2,6]	160,000	165,200
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[2]	50,000	48,750
Symantec Corp., 5% Sr. Unsec. Nts., 4/15/25[2]	40,000	41,101
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[2]	70,000	76,300
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[2]	75,000	79,688
		663,689
Technology Hardware, Storage & Peripherals—0.4%
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[2]	30,000	31,069
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	48,206
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	85,000	99,556
		178,831
Materials—10.2%
Chemicals—2.5%
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	65,000	69,631
Hexion 2 US Finance Corp., 13.75% Sr. Sec. Nts., 2/1/22[2]	55,000	53,625

13 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	$230,000	$215,050
8.875% Sec. Nts., 2/1/18	90,000	90,135
10.375% Sr. Sec. Nts., 2/1/22[2]	130,000	134,713
Koppers, Inc., 6% Sr. Unsec. Nts., 2/15/25[2]	45,000	46,772
Kraton Polymers LLC/Kraton Polymers Capital Corp., 10.50% Sr. Unsec. Nts., 4/15/23[2]	105,000	119,437
NOVA Chemicals Corp., 5.25% Sr. Unsec. Nts., 8/1/23[2]	40,000	41,250
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[2]	115,000	120,750
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[2]	120,000	114,900
Tronox Finance LLC:
6.375% Sr. Unsec. Nts., 8/15/20	170,000	173,825
7.50% Sr. Unsec. Nts., 3/15/22[2]	50,000	52,500
		1,232,588
Construction Materials—0.6%
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[2]	220,000	229,900
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	65,000	69,063
		298,963
Containers & Packaging—1.6%
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23	35,000	36,181
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[2]	70,000	76,300
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[2]	130,000	129,025
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	87,444
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	70,000	69,650
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2]	45,000	46,969
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[2]	70,000	72,625
7.00% Sr. Unsec. Nts., 7/15/24[2]	120,000	129,300
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[2]	55,000	57,062
5.125% Sr. Unsec. Nts., 12/1/24[2]	55,000	57,750
		762,306
Metals & Mining—4.5%
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[2]	20,000	21,800
7.00% Sr. Unsec. Nts., 9/30/26[2]	20,000	22,000
Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	116,000	115,420
9.50% Sr. Sec. Nts., 4/1/21[2]	45,000	48,366
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	100,000	104,025

14 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Metals & Mining (Continued)
Cliffs Natural Resources, Inc., 8% Sec. Nts., 9/30/20[2]	$65,000	$70,046
Constellium NV:
5.75% Sr. Unsec. Nts., 5/15/24[2]	55,000	52,387
6.625% Sr. Unsec. Nts., 3/1/25[2]	45,000	44,887
First Quantum Minerals Ltd., 7% Sr. Unsec. Nts., 2/15/21[2]	185,000	192,516
Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17	250,000	250,000
5.40% Sr. Unsec. Nts., 11/14/34	80,000	70,600
6.125% Sr. Unsec. Nts., 6/15/19[2]	50,000	50,625
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[2]	40,000	43,900
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]	155,000	163,658
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[2]	195,000	203,037
Novelis Corp., 5.875% Sr. Unsec. Nts., 9/30/26[2]	110,000	113,437
Polyus Gold International Ltd., 5.25% Sr. Unsec. Nts., 2/7/23[2]	245,000	250,053
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.:
7.375% Sr. Unsec. Nts., 2/1/20[2]	85,000	87,125
7.375% Sr. Unsec. Nts., 2/1/20	60,000	61,500
Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	105,000	100,012
6.125% Sr. Unsec. Nts., 10/1/35	45,000	46,800
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[2]	60,000	67,950
		2,180,144
Paper & Forest Products—1.0%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	15,000	15,150
Mercer International, Inc.:
6.50% Sr. Unsec. Nts., 2/1/24[2]	45,000	46,013
7.75% Sr. Unsec. Nts., 12/1/22	55,000	59,262
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]	205,000	211,786
Tembec Industries, Inc., 9% Sr. Sec. Nts., 12/15/19[2]	130,000	134,550
		466,761
Telecommunication Services—4.9%
Diversified Telecommunication Services—3.0%
CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	50,000	53,531
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	118,525
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[2]	200,000	208,000
Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	45,000	45,225
10.50% Sr. Unsec. Nts., 9/15/22	115,000	120,319
11.00% Sr. Unsec. Nts., 9/15/25	135,000	136,350
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[2]	240,000	250,560
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[2]	115,000	116,725
5.625% Sr. Unsec. Nts., 2/1/23	45,000	46,575
T-Mobile USA, Inc., 6% Sr. Unsec. Nts., 4/15/24	90,000	96,300
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	54,750

15 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
Windstream Services LLC: (Continued)
7.75% Sr. Unsec. Nts., 10/15/20	$65,000	$66,976
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[2]	20,000	21,196
6.00% Sr. Unsec. Nts., 4/1/23	115,000	122,188
		1,457,220
Wireless Telecommunication Services—1.9%
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]	250,000	262,437
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	170,000	176,356
7.00% Sr. Unsec. Nts., 3/1/20[2]	50,000	54,750
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	210,000	227,260
7.875% Sr. Unsec. Nts., 9/15/23	170,000	189,550
		910,353
Utilities—4.3%
Gas Utilities—0.3%
Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	50,000	49,125
6.75% Sr. Unsec. Nts., 6/15/23	70,000	68,250
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	55,000	55,275
		172,650
Independent Power and Renewable Electricity Producers—3.9%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]	100,000	107,875
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	45,000	46,125
6.00% Sr. Unsec. Nts., 5/15/26	170,000	175,950
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[2]	70,000	71,400
5.75% Sr. Unsec. Nts., 1/15/25	90,000	89,505
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	100,100
6.75% Sr. Unsec. Nts., 11/1/19	135,000	139,725
8.00% Sr. Unsec. Nts., 1/15/25[2]	145,000	138,475
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[2,7]	79,343	110,683
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	120,000	92,400
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	47,893
Neerg Energy Ltd., 6% Sr. Sec. Nts., 2/13/22[2]	195,000	196,366
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23	65,000	66,137

16 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
NRG Energy, Inc.: (Continued)
6.625% Sr. Unsec. Nts., 1/15/27[2]	$95,000	$93,813
7.25% Sr. Unsec. Nts., 5/15/26	210,000	217,087
Talen Energy Supply LLC:
4.625% Sr. Unsec. Nts., 7/15/19[2]	50,000	48,875
6.50% Sr. Unsec. Nts., 6/1/25	165,000	136,125
		1,878,534
Multi-Utilities—0.1%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[2]	55,000	50,325
Total Corporate Bonds and Notes (Cost $42,808,995)		44,202,881

	Shares
Common Stocks—0.8%
Carrizo Oil & Gas, Inc.[8]	743	24,185
Dynegy, Inc.[8]	7,253	58,314
EP Energy Corp., Cl. A8	14,361	67,784
Quicksilver Resources, Inc.[8]	155,000	5,565
Range Resources Corp.	1,539	42,507
SM Energy Co.	862	21,248
Valeant Pharmaceuticals International, Inc.[8]	9,542	137,214
Total Common Stocks (Cost $595,939)		356,817

	Units
Rights, Warrants and Certificates—0.0%
Peabody Energy Corp. Rts., Strike Price $13.75, Exp. 3/2/17[8] (Cost $—)	2,640	—

	Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Option Purchased—0.1%
GBP Currency Call[8,11] ($50,000)	UBS	USD	1.230	5/4/17	GBP	500,000	44,822
	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.0%
Interest Rate Swap maturity 5/17/27 Call[8] (Cost $17,772)	BAC	Receive	Three- Month USD LIBOR	2.600%	5/15/17USD	2,000	11,847

17 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—2.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[9,10] (Cost $1,179,801)	1,179,801	$1,179,801
Total Investments, at Value (Cost $44,814,604)	94.6%	45,957,957
Net Other Assets (Liabilities)	5.4	2,601,080
Net Assets	100.0%	$48,559,037

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,000,444 or 51.48% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

4. Restricted security. The aggregate value of restricted securities at period end was $73,150, which represents 0.15% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	3/11/15	$71,641	$73,150	$1,509

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Interest or dividend is paid-in-kind, when applicable.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Non-income producing security.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	4,257,128	25,409,469	28,486,796	1,179,801

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$1,179,801	$6,982

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

11. Digital option becomes eligible for exercise if at expiration spot rates are less than or equal to 1.23 USD per 1 GBP and if at expiration spot rates are less than or equal to 110.75 JPY per 1 USD.

18 OPPENHEIMER GLOBAL HIGH YIELD FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$36,230,974	78.8%
Canada	2,023,025	4.4
Russia	958,077	2.1
Brazil	953,133	2.1
Netherlands	609,799	1.3
Ireland	504,019	1.1
Ukraine	438,761	1.0
Luxembourg	389,638	0.9
United Kingdom	360,480	0.8
Israel	296,313	0.6
Colombia	262,438	0.6
China	256,101	0.6
Argentina	250,560	0.5
France	234,281	0.5
Peru	229,900	0.5
Mexico	227,125	0.5
Indonesia	225,666	0.5
Barbados	218,915	0.5
Jersey, Channel Islands	211,575	0.5
Chile	205,179	0.4
New Zealand	201,925	0.4
India	196,366	0.4
Dominican Republic	107,875	0.2
South Africa	104,025	0.2
Kazakhstan	98,181	0.2
Belgium	73,150	0.2
Bahamas	47,138	0.1
Australia	43,338	0.1
Total	$45,957,957	100.0%

Forward Currency Exchange Contracts as of February 28, 2017
Counter- party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
HSBC	03/2017	EUR	250	USD	284	$—	$18,821
RBS	03/2017	USD	283	EUR	250	18,229	—
Total Unrealized Appreciation and Depreciation						$18,229	$18,821

Over-the-Counter Interest Rate Swaptions Written at February 28, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturity 5/17/27 Call	BAC	Pay	Three- Month USD LIBOR	2.800%	5/15/17	USD	4,000	17,277	(10,569)

19 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
HSBC	HSBC Bank USA NA
RBS	Royal Bank of Scotland plc (The)
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
GBP	British Pound Sterling

Definitions
LIBOR	London-Interbank Offered Rate

20 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 10,800 shares with net assets of $543,258 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

21 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

22 OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

23 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$161,789	$—	$161,789
Corporate Bonds and Notes	—	44,202,881	—	44,202,881
Common Stocks	351,252	—	5,565	356,817
Rights, Warrants and Certificates	—	—	—	—
Over-the-Counter Option Purchased	—	44,822	—	44,822
Over-the-Counter Interest Rate
Swaption Purchased	—	11,847	—	11,847
Investment Company	1,179,801	—	—	1,179,801

Total Investments, at Value	1,531,053	44,421,339	5,565	45,957,957

Other Financial Instruments:
Forward currency exchange contracts	—	18,229	—	18,229

Total Assets	$1,531,053	$44,439,568	$5,565	$45,976,186

24 OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(18,821)	$—	$(18,821)
Swaptions written, at value	—	(10,569)	—	(10,569)

Total Liabilities	$—	$(29,390)	$—	$(29,390)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional

25 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

26 OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$61,280

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$89,260
Market Value	$110,683
Market Value as % of Net Assets	0.23%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

27 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities

28 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $244,864 and $241,871, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy

29 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

At period end, the Fund had no outstanding futures contracts.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid.

30 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $16,112 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $7,628 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums

Options outstanding as of
May 31, 2016	–	$–
Options written	1,360	29,240
Options exercised	(1,360)	(29,240)

Options outstanding as of February 28, 2017	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be

31 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

32 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $512,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $122,000 on interest rate swaps which pay a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon

33 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $10,594 and $8,413 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of
May 31, 2016	—	$—
Swaptions written	8,000,000	43,317
Swaptions exercised	(4,000,000)	(26,040)

Swaptions outstanding as of February 28, 2017	4,000,000	$17,277

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting)

34 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

35 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an

ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$44,816,743
Federal tax cost of other investments	(17,277)

Total federal tax cost	$44,799,466

Gross unrealized appreciation	$1,819,208
Gross unrealized depreciation	(671,878)

Net unrealized appreciation	$1,147,330

36 OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017